THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

Target Acquisitions I, Inc.

4.0% Convertible Debenture
Due June 30, 2014

People’s Republic of China RMB 3,333,333

Target Acquisitions I, Inc., a Delaware corporation (the "Issuer"),  for value received, hereby promises to pay to China Concentric Capital Group Ltd. or registered assigns (the “Holder”), at Tianyang Xiaoqu, Qiaodong District, Zhangjiakou, Hebei Province the principal sum of Three million three hundred thirty three thousand three hundred thirty three (3,333,333) RMB Chinese Yuan, no later than June 30, 2014 (the "Maturity Date"), and to pay interest thereon from January 20, 2014, at the rate of four (4.0%) percent per annum until the principal hereof is paid.  Interest accrued shall be paid on the Maturity Date and if the principal hereof is not paid on the Maturity Date, thereafter, monthly in arrears.  The interest rate on any overdue principal or interest shall be eighteen (18%) percent, which amount shall accrue daily, from the due date of any principal or interest, as the case may be, through and including the date of payment.

If this Security is converted into shares of common stock of Issuer (the "Common Stock") pursuant to the provisions hereof, interest shall be calculated through and including the date of conversion and shall be paid on such date.

Principal of this Security shall be payable at the earliest of the Maturity Date, Redemption Date or Acceleration Date (each as hereinafter defined) against surrender hereof at the principal executive offices of the Issuer in China.  Payments of principal and of any interest on this Security shall be made in such coin or currency of China as at the time of payment is legal tender for payment of public and private debts.  Payments of interest on this Security shall be made by check mailed on or before the due date for such payment to the Holder as indicated below or to such other address as the  Holder may have previously given notice to the Issuer in writing.  Interest shall accrue and be payable on this Security through the earlier of the Maturity Date, Conversion Date or Redemption Date.

1.           Transfer.

(a)     The Issuer will at all times act as its own security registrar and paying and transfer agent and agrees to cause to be kept at its principal executive office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and registration of transfers of Securities.  As of the date this Security was originally issued, such principal executive offices of the Issuer were located at Chunshuguo Luanzhuang Village, Zhuolu County, Zhangjiakou, Hebei Province, China 075600.  The Issuer shall not change the location of its principal executive offices unless Issuer provides all Registered Holders with no less than thirty (30) days prior written notice. The Holders of this Security as indicated on the Security Register are referred to herein as the Registered Holders.

(b)  The transfer of a Security is registrable on the Security Register upon surrender of such Security at the principal executive offices of Issuer duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by the Registered Holder thereof, or the Registered Holder’s attorney duly authorized in writing, together with any certifications and representations which Issuer may reasonably require to reflect compliance with all applicable securities laws, rules and regulations and the due authorization of the transaction.  Upon such surrender of this Security for registration of transfer, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of the execution thereof, of any authorized denominations and of a like tenor, form and aggregate principal amount.

(c)  At the option of the Registered Holder, upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Securities to be exchanged at the principal executive offices of the Issuer.  Whenever any Securities are so surrendered for exchange, the Issuer shall execute and deliver the Securities which the Registered Holder making the exchange is entitled to receive.  Any registration of transfer or exchange will be effected only upon the Issuer being reasonably satisfied with the documents of title and identity of the person making the request and subject to compliance with applicable Federal and state securities laws.

(d)  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange.  No service or other charges shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

(e)  Prior  to due presentment of this Security for registration of transfer, the Issuer may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and the Issuer shall not be affected by notice to the contrary.

2.           Representations and Warranties of the Issuer.  The Issuer represents and warrants to the Registered Holder as of January 20, 2014, as follows:

(a)           Issuer is a corporation duly organized, existing and in good standing under the laws of its state or province of incorporation and has the power to conduct the business which it conducts and proposes to conduct.

(b)           The execution, delivery and performance of the Securities by the Issuer has been duly approved by the Board of Directors of Issuer and all other actions required to authorize and effect the offer and sale of the Securities have been duly taken and approved.

(c)           The Securities and the Common Stock issuable upon conversion of the Securities (the "Conversion Shares") have been duly and validly authorized.  The Securities and Conversion Shares, when issued and paid for in accordance with the terms hereof, will be fully paid and non-assessable and valid and binding obligations of the Issuer enforceable in accordance with their respective terms.

(d)           Issuer will, at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for conversion of the Securities into shares of Common Stock.

(e)           Issuer has obtained all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and Issuer is in all material respects complying therewith.

(f)           Issuer knows of no pending or threatened legal or governmental proceedings to which Issuer is a party which could materially adversely affect the business, property, financial condition or operations of the Issuer.

(g)           Issuer is not in violation of or default under, nor will the execution and delivery of the Securities, the issuance of the Common Stock upon conversion of the Securities and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under the certificate of incorporation or by-laws, the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreements or instrument to which the Issuer is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign.

3.           Covenants of the Issuer.  Issuer hereby covenants and agrees that for so long as any of the Securities shall remain outstanding:

(a)           it will duly and punctually pay the principal of and any interest on the Securities in accordance with the terms hereof;

(b)           it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charters and statutory) and franchises;

(c)           it will cause all material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of  Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Issuer from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the reasonable judgment of Issuer, desirable in the conduct of its business or the business of any of its subsidiaries, and not disadvantageous in any material respect to the holders of Securities; and, provided, further, that the failure to comply herewith shall not be deemed a breach hereof unless such failure would have a material adverse effect on the business, financial condition or results of operations of Issuer and its subsidiaries, taken as a whole (a "Material Adverse Effect");

(d)           it will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings; and, provided, further, that the failure to comply herewith shall not be deemed a breach if it would not have a Material Adverse Effect;

(e)           it shall furnish to each Registered Holder of Securities a copy of all documents it is required to send to its shareholders at the time the same are sent to shareholders, including, without limitation, annual reports and proxy statements;

(f)           as soon as it becomes aware of the same, it shall give written notice to each Registered Holder of Securities of any event or occurrence which by itself or with notice or lapse of time or both would entitle the holders of the Securities to declare the principal of and any interest on the Securities immediately due and payable pursuant to the terms hereof;

(g)           it will promptly obtain and maintain from time to time all authorizations, permits, approvals, consents, licenses and exemptions which are required under any applicable law or regulation to enable it to perform all of its payment, conversion and other material obligations under the Securities or which may be required for the validity or enforceability of the Securities; provided, however, that the failure to obtain and maintain such authorizations, permits, approvals, consents, licenses and exemptions as to material obligations other than payment and conversion shall not constitute a breach of this provision unless such non-compliance materially adversely affects the Issuer’s ability to comply with its obligations under the Securities;

(h)           it will duly and punctually comply with and observe all statutes now or hereafter in force and all ordinances, regulation and by-laws thereunder and all requirements and orders of any government or other public authority; provided, however, that any non-compliance with any such statute, ordinance, regulation or by-law shall not constitute a breach of this provision unless such non-compliance materially adversely affects the Issuer’s ability to comply with its obligations under the Securities;

(i)           it shall permit any representative of any Registered Holder or Holders of at  least $250,000 aggregate principal amount of the Securities to make inspections of, and to report on, the property of, and business operations being carried out by, the Issuer or any of its subsidiaries;

(j)           it shall not:

(i)           declare or pay any cash dividends on its Common Stock or purchase, redeem or otherwise acquire or retire for value any shares of Common Stock (other than under the terms of the Issuer's stock option plan); or

(ii)           consolidate with or merge into any other Person, where the Issuer is not the surviving corporation, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets, except in compliance with the terms and conditions set forth in Section 11 below.

4.           Voluntary Conversion.

(a)           Each Registered Holder of Securities may at any time convert all or any amount of the principal amount of the Securities then owned by such Registered Holder into shares of Common Stock of Issuer at a conversion price equal to 11.11 RMB per share of Common Stock, subject to adjustment as provided in this Section.

(b)           The conversion right granted in Section 4(a) hereof may be exercised only by a Registered Holder of Securities, in whole or in part, by the surrender of the certificate or certificates representing the Securities to be converted at the principal executive offices of the Issuer against delivery of that number of shares of whole Common Stock as shall be computed by dividing the face amount of the Securities being converted by the Conversion Price on the Conversion Date.  At the time of conversion of Securities, the Issuer shall pay in cash to the Registered Holder thereof an amount equal to all accrued and unpaid interest, if any, to and including the Conversion Date.  Each Security surrendered for conversion shall be endorsed by the Registered Holder.  Issuer will transmit the Common Stock certificates issuable upon conversion of any Securities and a certificate representing the balance of the Securities to the Registered Holder via express courier within three (3) business days after the Conversion Date.  The term "Conversion Date" shall mean the date the original Notice of Conversion and Securities being converted are received by the Issuer.  The term "Notice of Conversion" shall mean the written notice from the Registered Holder to the Issuer.

(c)           All Common Stock which may be issued upon conversion of the Securities will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.  At all times that any Securities are Outstanding, Issuer shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Securities, a sufficient number of shares of Common Stock to provide for the conversion of all Outstanding Securities at the then effective Conversion Price.  Without limiting the generality of the foregoing, if, at any time, the Conversion Price is decreased or increased, the number of shares of Common Stock authorized and reserved for issuance by Issuer upon the conversion of the Securities shall be proportionately increased or decreased, as the case may be.

(d)           The Initial Conversion Price is 11.11 RMB per share of Common Stock ("Initial Conversion Price").  The Initial Conversion Price shall be adjusted as provided for below in this Section (d) (the Initial Conversion Price and the Initial Conversion Price, as thereafter then adjusted, shall be referred to as the "Conversion Price") and the Conversion Price from time to time shall be further adjusted as provided for below in this Section (d).  Upon each adjustment of the Conversion Price, the Registered Holders of the Securities shall thereafter be entitled to receive upon conversion, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by dividing the face amount of the Securities being converted by the Conversion Price, as then adjusted.  The Conversion Price shall be adjusted as follows:

(i)           In the case of any amendment to the Certificate of Incorporation of Issuer to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, the Securities shall be adjusted so as to provide that upon conversion thereof the Registered Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such conversion, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by such holder issuable upon such conversion had the conversion occurred immediately prior to such designation, change or division.  The Securities shall be deemed thereafter to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this Subsection 4(d)(i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

(ii)           If Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(iii)           If any capital reorganization or reclassification of the capital stock of the Issuer, or any consolidation or merger of the Issuer with another corporation or entity, or the sale of all or substantially all of the Issuer’s assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stocks, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section), lawful and adequate provisions shall be made whereby the Registered Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of this Debenture under this Section had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Registered Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares of Common Stock receivable upon the conversion of this Debenture) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the conversion hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger).  Subject to the terms of this Debenture, in the event of a merger or consolidation of the Issuer with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to holders of Common Stock of the Issuer, is greater or lesser than the number of shares of Common Stock of the Issuer outstanding immediately prior to such merger or consolidation, then the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Issuer.  The Issuer shall not effect any such consolidation, merger or sale, unless, prior to the consummation thereof, the successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Registered Holder, the obligation to deliver to the Registered Holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, the Registered Holder may be entitled to receive or otherwise acquire.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock of the Issuer, the Issuer shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Registered Holder of this Debenture shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Debenture the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock of the Issuer in accordance with such offer.

(e)           Whenever the Conversion Price shall be adjusted pursuant to Section 9(d) hereof, Issuer shall issue a certificate signed by its President or Vice President and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Issuer made any determination hereunder), and the Conversion Price after giving effect to such adjustment, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to each Registered Holder of Securities.  Issuer shall make such certificate and mail it to each such holder promptly after each adjustment.

(f)           No fractional Common Stock shall be issued in connection with any conversion (or forced conversion, if applicable) of Securities, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Conversion Price then in effect.

5.           Change of Control.

(a) In the event that there is a "Change of Control Event" of the Issuer, the Issuer shall immediately notify each holder hereof.  Each holder may: (i) within fifteen (15) days after written notice from the Issuer, elect to accelerate the maturity date of the Debentures owned by such holder to a date not less than 30 but not more than 45 days after the date of such notice from Issuer ("Redemption Date"); or (ii) convert the Debentures owned by such holder into shares of Common Stock immediately prior to the Change of Control Event.

(b) For purposes hereof, a "Change of Control Event" shall be deemed to have occurred if (i) any "person" (as such term is defined at Section 13(d) of the Securities Exchange Act of 1934) other than the Issuer or an entity then controlled by the Issuer is or becomes the beneficial owner, directly or indirectly of securities of the Issuer representing fifty (50%) percent or more of the combined voting power of the Issuer's then outstanding securities, including securities such person may have acquired directly from the Issuer; (ii) the Issuer merges or consolidates with another corporation and an entity controlled by the Issuer immediately prior to the merger or consolidation is not the surviving entity or if the Issuer is the surviving entity, holders of eighty (80%) percent or more of the voting power of the Issuer immediately prior to the merger or consolidation do not own, immediately after the merger or consolidation, sixty-five (65%) percent or more of the voting power of the surviving entity; or (iii) a sale, lease, exchange or other disposition of all or substantially all of the assets of the Issuer takes place.

6.           Issuance of New Securities.

(a)  If any mutilated Security is surrendered to the Issuer, the Issuer shall execute and deliver in exchange therefor a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

(b)  If there is delivered to the Issuer (a) evidence to its reasonable satisfaction of the destruction, loss or theft of any Security and (b) such reasonable security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Issuer that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and deliver in lieu of any such destroyed, lost or stolen Security a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

(c) Upon the issuance of any new Security under this Section 12, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

(d)  Any new Security delivered pursuant to this Section 12 shall be so dated that neither gain nor loss in interest shall result from such exchange.

(e)  The provisions of this Section 12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

7.           Notice.  Where the terms of the Securities provide for notice to the holders of any event, such notice shall be sufficiently given if given in writing and mailed, first class postage prepaid, to each Registered Holder affected by such event, at his address as it appears in the register for the Securities.  Any notice may be waived in writing by the person entitled thereto, either before or after the event, and such waiver shall be equivalent of such notice.

8.           Events of Default.  In the event of:

(a)           default in the payment of any interest on any Security for a period of ten (10) days after Maturity; or

(b)           default in the payment of the principal of any Security at Maturity; or

(c)           the breach by the Issuer of any of the representations and warranties set forth in Section 3 of the Securities; or

(d)           default in the performance or breach of any other material covenant or agreement contained in the Securities for a period of thirty (30) days after the date on which written notice of such default requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default", shall first have been given to the Issuer by a Registered Holder; or

(e)           the entry by a court having jurisdiction of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and any such decree or order for relief or any such other decree or order shall continue unstayed and in effect for a period of sixty (60) consecutive days; or

(f)           commencement by Issuer of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any such applicable law, or the consent by the Issuer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the taking of action by the Issuer in furtherance of any such action;

then a Registered Holder or Registered Holders owning fifteen (15%) percent or more of the Securities may, at their option, declare the principal of this Security and the interest accrued hereon to be due and payable immediately (such date being the "Acceleration Date") by written notice to the Issuer at its principal executive offices, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, the principal of this Security and the interest accrued thereon shall become and be immediately due and payable.

9.           Amendments and Modifications.  In the event that any of the terms of this Agreement are modified or amended, other than the date of issuance and face value of the Debenture, the Issuer shall notify each Registered Holder, in writing, of such modification(s) or amendment(s).  Each Registered Holder may accept all such terms, at the sole discretion of such Registered Holder by providing written notice to the Issuer within fifteen (15) days after having received such notification from the Issuer.  If no such acceptance is received by the Issuer within said fifteen (15) days, the term of this Debenture shall remain unmodified by such modification(s) or amendment(s).

10.           Governing Law; Jurisdiction.  This Security shall be governed by and construed in accordance with the laws of New York without regard to the conflicts-of-laws principles thereof.  The Issuer hereby irrevocably (a) submits to the exclusive jurisdiction of, and agrees that any action, suit or other proceeding at law, in equity or otherwise, shall only be brought in the Supreme Court, New York County, or Federal District Court for the Southern District of New York, for the purpose of any such suit, action or other proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Action"); (b) waives, to the extent not prohibited by applicable law, rule or regulation, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that any such person is not subject personally to the jurisdiction of the aforementioned courts, that its property is exempt or immune from attachment or execution, that any such action brought in the aforementioned court is brought in an inconvenient forum, that the venue of any such action brought in the aforementioned court is improper, or that this Agreement, or the transactions contemplated hereby enforced in or by such court, and (c) consents to service of process in any such Action by recognized overnight courier service.  Nothing herein shall affect the right to serve process in any other manner permitted by law.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed and it corporate seal to be affixed hereto.

TARGET ACQUISITIONS I, INC.

By:
Witness:		Name: Changkui Zhu
Title: Chief Executive Officer

Dated: January 20, 2014